Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, William M. Lane, President & Secretary of The Torray Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	8/22/03	/s/ WILLIAM M. LANE
William M. Lane President & Secretary

I, Douglas C. Eby, Vice President & Treasurer of The Torray Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	8/22/03	/s/ DOUGLAS C. EBY
Douglas C. Eby Vice President & Treasurer